EXHIBIT 99.1

Quantum Leap Energy and Necsa Sign Binding Heads of Agreement to Establish Joint Venture for HALEU Production in South Africa

Joint Venture Supported by Offtake Agreements with TerraPower, Initial Regulatory Approvals, and Access to Site Infrastructure to enable QLE and Necsa to Advance Toward Commercial-Scale HALEU Production

DALLAS, October 15, 2026 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. (NASDAQ: ASPI) ("ASPI") today announced that a subsidiary of Quantum Leap Energy LLC ("QLE," the "Company" or “Quantum Leap Energy”), a wholly-owned subsidiary of ASPI, has signed a Heads of Agreement (the "Agreement") with the Nuclear Energy Corporation of South Africa SOC Limited ("Necsa"). The Agreement establishes a binding commercial framework for a joint venture between QLE and Necsa (the “Joint Venture”) to develop, finance, construct, commission, own, and operate a test bench and commercial-scale facility for the production of High-Assay Low-Enriched Uranium ("HALEU") at Necsa's Pelindaba site in South Africa.

"The world needs new, reliable and secure sources of advanced nuclear fuel, and South Africa is well placed to provide them," said Loyiso Tyabashe, Group Chief Executive Officer of Necsa. “Through this partnership with Quantum Leap Energy, Necsa will bring its decades of experience in nuclear operations, safeguards and regulatory compliance to creating a trusted new source of commercial HALEU supply.”

The Agreement marks a significant step forward in QLE's relationship with Necsa, building on the Memorandum of Understanding signed in November 2024 and the Pre-Implementation Services Contract signed in February 2026. Meaningful progress has already been made on the ground. In July 2026, QLE received approval from South Africa's Ministry of Electricity and Energy to acquire, possess, use, dispose of and transport source material and nuclear related equipment and technology to advance uranium enrichment activities at Pelindaba. At Pelindaba, a test bench facility was previously constructed, and the refurbishment of the infrastructure housing the test bench is currently underway, while engagements with the relevant authorities have commenced. Further, QLE has already secured offtake for the HALEU the Joint Venture is expected to produce through supply agreements with TerraPower, one of the world's leading advanced nuclear reactor developers.

"This agreement demonstrates real commercial progress and brings us one step closer to enrichment," said Dr. Ryno Pretorius, Chief Executive Officer of Quantum Leap Energy. “We are proud to be working alongside Necsa, whose nuclear site, infrastructure and expertise no other partner could replicate. With offtake from TerraPower already in place, we are positioned to deliver the HALEU that will fuel the next generation of nuclear reactors.”

Under the agreed principles, QLE will hold approximately 80% of the ownership interest in the Joint Venture and lead operations and the arrangement of capital. Necsa will hold approximately 20% of the Joint Venture and contribute site access, nuclear safeguards support, and licensing and regulatory support that are essential to progressing HALEU production in South Africa.

As the statutory nuclear energy institution of the Republic of South Africa, Necsa brings deep nuclear expertise, infrastructure, regulatory relationships and licensing capability to the Joint Venture. Necsa is headquartered at Pelindaba, South Africa's premier nuclear research center, home to the 20MW SAFARI-1 research reactor and the site of more than six decades of nuclear activity. The parties also intend for Necsa to enter an engineering, procurement and construction arrangement with QLE, giving the project direct access to Necsa's engineering capabilities. QLE believes that combining its proprietary enrichment technology with Necsa's established nuclear platform offers a highly efficient route to commercial HALEU production.

About Quantum Leap Energy

Quantum Leap Energy is a development-stage nuclear fuels company dedicated to advancing innovative technologies and processes across critical segments of the nuclear fuel cycle. The company focuses on uranium conversion, enrichment of uranium-235 for nuclear fuel production (HALEU, LEU+ and LEU), and isotopic separation of lithium-6 and lithium-7, as well as radioactive waste treatment technologies. Through exclusive global rights to proprietary Aerodynamic Separation Process (ASP) and laser-based Quantum Enrichment (QE) technologies, Quantum Leap Energy aims to address perceived gaps in the nuclear fuel supply chain for advanced nuclear reactors, small modular reactors, and fusion systems. The company has established strategic partnerships or commercial initiatives and relationships with industry leaders including TerraPower, Fermi America, and the South Africa Nuclear Energy Corporation (Necsa) to accelerate the commercialization of critical isotopes essential for next-generation nuclear energy systems. *The company has not applied its enrichment technologies to the enrichment of U-235, nor received permission or regulatory approval to conduct testing of our enrichment technologies on U-235, except for the activities contemplated by the services contract with Necsa. For additional information, please visit: https://www.qleapenergy.com/.

About ASP Isotopes Inc.

ASP Isotopes Inc. is an advanced materials company focused on developing technologies and processes for the production of critical materials used in multiple industries, including nuclear medicine, electronics and nuclear energy. The Company's proprietary Aerodynamic Separation Process ("ASP technology") and Quantum Enrichment ("QE technology") are designed to enable the production of isotopes for a range of industrial and advanced technology applications. The Company operates isotope enrichment facilities in Pretoria, South Africa, focused on low atomic mass elements, or light isotopes, and a gas production facility in Free State Province, South Africa, focused on liquid natural gas and liquid helium. For more information, please visit www.aspisotopes.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on ASPI’s current beliefs, expectations, and assumptions regarding the future of its business, as well as the business of its subsidiaries, including, without limitation, QLE, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, but are not limited to, statements we make regarding QLE’s relationship with Necsa, the anticipated benefits from the Joint Venture and the supply of HALEU. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by ASPI and QLE; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; QLE’s future capital requirements and sources and uses of cash; QLE’s ability to obtain funding for its operations and future growth; QLE’s reliance on the efforts of third parties; QLE’s ability to complete the construction and commissioning of its enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; QLE’s ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; QLE’s ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on QLE’s Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of QLE’s industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of ASPI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended) and in ASPI’s subsequent reports and filings with the SEC. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

QLE Contact
QLE@icrinc.com

ASPI Contact
IR@ASPIsotopes.com